Exhibit 99.2

Three months ended March 31, 2022

Supplemental Information of Gulfport Energy

Production Volumes by Asset Area: Three months ended March 31, 2022

Production Volumes

	Successor	Predecessor
	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021
Natural gas (Mcf/day)
Utica	761,810	797,452
SCOOP	162,654	111,708
Other	32	80
Total	924,496	909,240
Oil and condensate (Bbl/day)
Utica	697	1,403
SCOOP	2,928	2,379
Other	7	40
Total	3,632	3,822
NGL (Bbl/day)
Utica	2,183	2,665
SCOOP	8,111	5,758
Other	1	4
Total	10,294	8,427
Combined (Mcfe/day)
Utica	779,089	821,858
SCOOP	228,885	160,528
Other	77	343
Total	1,008,052	982,729
Totals may not sum or recalculate due to rounding.

Production and Pricing: Three months ended March 31, 2022

The following table summarizes production and related pricing for the three months ended March 31, 2022, as compared to such data for the three months ended March 31, 2021:

	Successor	Predecessor
	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021
Natural gas sales
Natural gas production volumes (MMcf)	83,205	81,832
Natural gas production volumes (MMcf/d)	924	909
Total sales	$405,212	$235,321
Average price without the impact of derivatives ($/Mcf)	$4.87	$2.88
Impact from settled derivatives ($/Mcf)	$(1.34)	$—
Average price, including settled derivatives ($/Mcf)	$3.53	$2.88

Oil and condensate sales
Oil and condensate production volumes (MBbl)	327	344
Oil and condensate production volumes (MBbl/d)	4	4
Total sales	$30,239	$18,239
Average price without the impact of derivatives ($/Bbl)	$92.51	$53.03
Impact from settled derivatives ($/Bbl)	$(24.91)	$—
Average price, including settled derivatives ($/Bbl)	$67.60	$53.03

NGL sales
NGL production volumes (MBbl)	926	758
NGL production volumes (MBbl/d)	10	8
Total sales	$45,284	$23,776
Average price without the impact of derivatives ($/Bbl)	$48.88	$31.35
Impact from settled derivatives ($/Bbl)	$(6.20)	$—
Average price, including settled derivatives ($/Bbl)	$42.68	$31.35

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	90,725	88,446
Natural gas equivalents (MMcfe/d)	1,008	983
Total sales	$480,735	$277,336
Average price without the impact of derivatives ($/Mcfe)	$5.30	$3.14
Impact from settled derivatives ($/Mcfe)	$(1.38)	$—
Average price, including settled derivatives ($/Mcfe)	$3.92	$3.14

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.19	$0.14
Average taxes other than income ($/Mcfe)	$0.14	$0.10
Average transportation, gathering, processing and compression ($/Mcfe)	$0.93	$1.20
Total lease operating expenses, midstream costs and taxes other than income ($/Mcfe)	$1.27	$1.44

Consolidated Statements of Income: Three months ended March 31, 2022

(In thousands, except per share data)

(Unaudited)

	Successor	Predecessor
	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021
REVENUES:
Natural gas sales	$405,212	$235,321
Oil and condensate sales	30,239	18,239
Natural gas liquid sales	45,284	23,776
Net loss on natural gas, oil and NGL derivatives	(788,551)	(29,978)
Total Revenues	(307,816)	247,358
OPERATING EXPENSES:
Lease operating expenses	17,644	12,653
Taxes other than income	12,468	8,704
Transportation, gathering, processing and compression	84,792	105,867
Depreciation, depletion and amortization	62,284	41,147
Impairment of other property and equipment	—	14,568
General and administrative expenses	7,105	12,757
Accretion expense	692	805
Total Operating Expenses	184,985	196,501
(LOSS) INCOME FROM OPERATIONS	(492,801)	50,857
OTHER (INCOME) EXPENSE:
Interest expense	13,984	3,261
Loss from equity method investments, net	—	342
Reorganization items, net	—	38,721
Other, net	(14,810)	(247)
Total Other (Income) Expense	(826)	42,077
(LOSS) INCOME BEFORE INCOME TAXES	(491,975)	8,780
Income tax expense	—	—
NET (LOSS) INCOME	$(491,975)	$8,780
Dividends on preferred stock	$(1,447)	$—
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(493,422)	$8,780

NET (LOSS) INCOME PER COMMON SHARE:
Basic	$(23.23)	$0.05
Diluted	$(23.23)	$0.05
Weighted average common shares outstanding—Basic	21,242	160,813
Weighted average common shares outstanding—Diluted	21,242	160,813

Consolidated Balance Sheets

(In thousands, except share data)

	Successor
	March 31, 2022	December 31, 2021
Assets	(Unaudited)
Current assets:
Cash and cash equivalents	$5,898	$3,260
Accounts receivable—oil and natural gas sales	206,869	232,854
Accounts receivable—joint interest and other	38,480	20,383
Prepaid expenses and other current assets	5,348	12,359
Short-term derivative instruments	15,720	4,695
Total current assets	272,315	273,551
Property and equipment:
Oil and natural gas properties, full-cost method
Proved oil and natural gas properties	2,030,289	1,917,833
Unproved properties	203,678	211,007
Other property and equipment	5,420	5,329
Total property and equipment	2,239,387	2,134,169
Less: accumulated depletion, depreciation and amortization	(340,709)	(278,341)
Total property and equipment, net	1,898,678	1,855,828
Other assets:
Long-term derivative instruments	20,696	18,664
Operating lease assets	274	322
Other assets	19,557	19,867
Total other assets	40,527	38,853
Total assets	$2,211,520	$2,168,232

Consolidated Balance Sheets

(In thousands, except share data)

	Successor
	March 31, 2022	December 31, 2021
	(Unaudited)
Liabilities, Mezzanine Equity and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$398,067	$394,011
Short-term derivative instruments	820,255	240,735
Current portion of operating lease liabilities	173	182
Total current liabilities	1,218,495	634,928
Non-current liabilities:
Long-term derivative instruments	281,622	184,580
Asset retirement obligation	28,972	28,264
Non-current operating lease liabilities	100	140
Long-term debt, net of current maturities	573,996	712,946
Total non-current liabilities	884,690	925,930
Total liabilities	$2,103,185	$1,560,858
Commitments and contingencies (Note 7)
Mezzanine Equity:
Preferred stock - $0.0001 par value, 110 thousand shares authorized, 57.9 thousand issued and outstanding at March 31, 2022 and December 31, 2021	57,878	57,896
Stockholders’ Equity:
Common stock - $0.0001 par value, 42.0 million shares authorized, 21.1 million issued and outstanding at March 31, 2022, and 20.6 million issued and outstanding at December 31, 2021	2	2
Additional paid-in capital	662,573	692,521
Common stock held in reserve, 62 thousand shares at March 31, 2022, and 938 thousand shares at December 31, 2021	(1,996)	(30,216)
Accumulated deficit	(604,804)	(112,829)
Treasury stock, at cost - 59.6 thousand at March 31, 2022, and no shares at December 31, 2021	(5,318)	—
Total stockholders’ equity	$50,457	$549,478
Total liabilities, mezzanine equity and stockholders’ equity	$2,211,520	$2,168,232

Consolidated Statement of Cash Flows: Three months ended March 31, 2022

(In thousands)

(Unaudited)

	Successor	Predecessor
	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021

Cash flows from operating activities:
Net (loss) income	$(491,975)	$8,780
Adjustments to reconcile net loss to net cash provided by operating activities:
Depletion, depreciation and amortization	62,284	41,147
Impairment of other property and equipment	—	14,568
Loss from equity investments	—	342
Net loss on derivative instruments	788,551	29,978
Net cash (payments) receipts on settled derivative instruments	(125,046)	125
Other	2,690	1,574
Changes in operating assets and liabilities, net	17,192	26,661
Net cash provided by operating activities	253,696	123,175
Cash flows from investing activities:
Additions to oil and natural gas properties	(80,271)	(56,895)
Proceeds from sale of oil and natural gas properties	—	15
Other	(7)	(296)
Net cash used in investing activities	(80,278)	(57,176)
Cash flows from financing activities:
Principal payments on pre-petition revolving credit facility	—	(2,202)
Borrowings on pre-petition revolving credit facility	—	26,050
Principal payments on Credit Facility	(456,000)	—
Borrowings on Credit Facility	317,000	—
Repurchase of common stock under Repurchase Program	(30,192)	—
Dividends on preferred stock	(1,447)	—
Other	(141)	(7)
Net cash (used in) provided by financing activities	(170,780)	23,841
Net increase in cash, cash equivalents and restricted cash	2,638	89,840
Cash, cash equivalents and restricted cash at beginning of period	3,260	89,861
Cash, cash equivalents and restricted cash at end of period	$5,898	$179,701

Updated 2022E Guidance

Gulfport’s 2022 guidance assumes commodity strip prices as of April 25, 2022, adjusted for applicable commodity and location differentials, and no property acquisitions or divestitures.

	Year Ending
	December 31, 2022
	Low	High
Production
Average daily gas equivalent (MMcfepd)	975	1,025
% Gas	~90%

Realizations (before hedges)
Natural gas (differential to NYMEX settled price) ($/Mcf)	$(0.15)	$(0.25)
NGL (% of WTI)	45%	55%
Oil (differential to NYMEX WTI) ($/Bbl)	$(3.00)	$(4.00)

Operating costs
Lease operating expense ($/Mcfe)	$0.16	$0.18
Taxes other than income ($/Mcfe)	$0.15	$0.17
Transportation, gathering, processing and compression(1) ($/Mcfe)	$0.92	$0.96
Recurring cash general and administrative(2,3) (in millions)	$42	$44

(1)	Assumes rejection of Rover firm transportation agreement.

(2)	Recurring cash G&A includes capitalization. It excludes non-cash stock compensation and expenses related to certain legal and restructuring charges.

	Total
Capital expenditures (incurred)	(in millions)
D&C	$355	$395
Leasehold and land	$25
Total	$380	$420

Free cash flow(3)	$375	$425

(3)	This is a non-GAAP measure. Reconciliations of these non-GAAP measures and other disclosures are provided with the supplemental financial tables available on our website at www.gulfportenergy.com.

Derivatives

The below details Gulfport’s hedging positions as of May 3, 2022:

	2022(1)	2023	2024
Natural Gas Contract Summary (NYMEX):
Fixed Price Swaps
Volume (BBtupd)	190	165	35
Weighted Average Price ($/MMBtu)	$2.90	$3.64	$3.77

Fixed Price Collars
Volume (BBtupd)	431	285	—
Weighted Average Floor Price ($/MMBtu)	$2.56	$2.93	$—
Weighted Average Ceiling Price ($/MMBtu)	$3.07	$4.78	$—

Fixed Price Calls Sold
Volume (BBtupd)	153	408	202
Weighted Average Price ($/MMBtu)	$2.90	$2.90	$3.33

Rex Zone 3 Basis
Volume (BBtupd)	—	20	—
Differential ($/MMBtu)	$—	$(0.21)	$—

Oil Contract Summary (WTI):
Fixed Price Swaps
Volume (Bblpd)	2,335	3,000	—
Weighted Average Price ($/Bbl)	$66.17	$74.47	$—

Fixed Price Collars
Volume (Bblpd)	1,500	—	—
Weighted Average Floor Price ($/Bbl)	$55.00	$—	$—
Weighted Average Ceiling Price ($/Bbl)	$60.00	$—	$—

NGL Contract Summary:
C3 Propane Fixed Price Swaps
Volume (Bblpd)	3,502	3,000	—
Weighted Average Price ($/Bbl)	$35.62	$38.07	$—

(1) April 1 - December 31, 2022

Non-GAAP Reconciliations

Gulfport’s management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful tool to assess Gulfport’s operating results. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating Gulfport because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

These non-GAAP financial measures include adjusted net income, adjusted EBITDA, free cash flow, and recurring general and administrative expense. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. These non-GAAP measure should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Definitions

Adjusted net income is a non-GAAP financial measure equal to (loss) income before income taxes less reorganization items, non-cash derivative loss, impairments of oil and gas properties, property and equipment, contractual charges on midstream disputes, non-recurring general and administrative expenses, loss from equity method investments and other items which include rig termination fees, stock-based compensation and other non-material expenses.

Adjusted EBITDA is a non-GAAP financial measure equal to net (loss) income, the most directly comparable GAAP financial measure, plus interest expense, depreciation, depletion and amortization and impairment of oil and gas properties, property and equipment, reorganization items, non-cash derivative loss, contractual charges on midstream disputes, non-recurring general and administrative expenses, loss from equity method investments and other items which include rig termination fees, stock-based compensation and other non-material expenses.

Free cash flow is a non-GAAP measure defined as Adjusted EBITDA plus certain non-cash items that are included in net cash provided by (used in) operating activities but excluded from Adjusted EBITDA less interest expense, capital expenses incurred and capital expenditures incurred. Gulfport includes a free cash flow estimate for 2022. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure.

Recurring general and administrative expense is a non-GAAP financial measure equal to general and administrative expense (GAAP) plus capitalized general and administrative expense, less non-recurring general and administrative expense. Gulfport includes a recurring general and administrative expense estimate for 2022. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure.

Adjusted Net Income: Three months ended March 31, 2022

(In thousands)

(Unaudited)

	Successor	Predecessor
	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021

Net (loss) income (GAAP)	$(491,975)	$8,780

Adjustments:
Reorganization items, net	—	38,721
Non-cash derivative loss	663,505	30,103
Impairments	—	14,568
Contractual charges on midstream disputes	—	19,508
Non-recurring general and administrative expense	495	6,485
Stock-based compensation expense	1,158	789
Loss from equity method investments	—	342
Other, net	(14,810)	110

Adjusted net income (Non-GAAP)	$158,373	$119,406
Dividends on preferred stock	$(1,447)	$—
Participating securities - new preferred stock	$(25,566)	$—
Adjusted net income attributable to common stockholders (Non-GAAP)	$131,360	$119,406

Adjusted net income per common share, basic (Non-GAAP)	$6.18	$0.74
Adjusted net income per common share, diluted (Non-GAAP)	$6.15	$0.74

Adjusted EBITDA: Three months ended March 31, 2022

(In thousands)

(Unaudited)

	Successor	Predecessor
	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021

Net (loss) income (GAAP)	$(491,975)	$8,780

Adjustments:
Interest expense	13,984	3,261
DD&A and impairment	62,976	56,520
Reorganization items, net	—	38,721
Non-cash derivative loss	663,505	30,103
Contractual charges on midstream disputes	—	19,508
Non-recurring general and administrative expenses	495	6,485
Stock-based compensation expense	1,158	789
Loss from equity method investments	—	342
Other, net	(14,810)	110
Adjusted EBITDA (Non-GAAP)	$235,333	$164,619

Free Cash Flow: Three months ended March 31, 2022

(In thousands)

(Unaudited)

	Successor	Predecessor
	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021

Net cash provided by operating activity (GAAP)	$253,696	$123,175
Adjustments:
Interest expense	13,984	3,261
Cash reorganization items, net	—	38,719
Non-recurring general and administrative expenses	495	6,485
Contractual charges on midstream disputes	—	19,508
Other, net	(15,650)	132
Changes in operating assets and liabilities, net	(17,192)	(26,661)
Adjusted EBITDA (Non-GAAP)	$235,333	$164,619
Interest expense	(13,984)	(3,261)
Capitalized expenses incurred(1)	(4,147)	(5,521)
Capital expenditures incurred(2)	(100,367)	(72,712)
Free cash flow (Non-GAAP)	$116,835	$83,125

(1)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.

(2)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.

Recurring General and Administrative Expenses:

Three months ended March 31, 2022

(In thousands)

(Unaudited)

	Successor			Predecessor
	Three Months Ended March 31, 2022			Three Months Ended March 31, 2021
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$5,947	$1,158	$7,105	$11,963	$794	$12,757
Capitalized general and administrative expense	4,147	597	4,744	4,897	624	5,521
Non-recurring general and administrative expense(1)	(495)	—	(495)	(6,485)	—	(6,485)
Recurring general and administrative expense (Non-GAAP)	$9,599	$1,755	$11,354	$10,375	$1,418	$11,793

(1)	Includes non-recurring general and administrative expenses related to certain legal and restructuring charges.